UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):October 1, 2007
AMICAS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-25311	59-2248411

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Guest Street, Boston, MA	02135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-779-7878
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
SIGNATURE

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(a), (c), (d), (e) and (f): Not applicable.
(b)     On October 1, 2007, AMICAS, Inc. (the “Company”) notified Peter A. McClennen, the Company’s President and Chief Operating Officer, that the Employment Agreement between Mr. McClennen and the Company dated March 28, 2005 (the “Employment Agreement”) would not be renewed. The Employment Agreement provides that either party is entitled to give written notice of an intention not to renew the Employment Agreement prior to its expiration date, December 31, 2007, provided that such notice was given within a specified time frame. Mr. McClennen’s employment with the Company will cease as of December 31, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMICAS, INC.
By:	/s/ Joseph D. Hill
	Name:	Joseph D. Hill
	Title:	Sr. Vice President and Chief Financial Officer

Date: October 2, 2007